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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - July 15, 1999

                          MEDICAL MANAGER CORPORATION
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                  0-29090                  59-3396629
       --------                  -------                  ----------
(State or Other Jurisdiction     (Commission            (IRS Employer of
    of Incorporation)            File Number)          Identification No.)


3001 North Rocky Point Drive East, Suite 400, Tampa, Florida     33607
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(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's Telephone Number, Including Area Code)    (813) 287-2990
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                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address; if Changed Since Last Report)










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Item 5.        Other Events.


This Current Report on Form 8-K is being filed for the purpose of disclosing the press release filed as Exhibit 99.1 hereto.


Item 7.        Financial Statements and Exhibits.

       (c)  Exhibits

               Exhibit No.              Description
               -----------              -----------

                  99.1                  Press Release






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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEDICAL MANAGER CORPORATION


July 15, 1999             By: /s/ Lee A. Robbins
                              ---------------------------
                              Lee A. Robbins
                              Vice President and
                              Chief Financial Officer